UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

Warby Parker Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40825 (Commission File Number)	80-0423634 (IRS Employer Identification No.)

233 Spring Street, 6th Floor East New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(646) 847-7215

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WRBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2024, Gabrielle Sulzberger notified the board of directors (the “Board”) of Warby Parker Inc. (the “Company”) of her intention to resign as a member of the Board, effective on October 18, 2024 (the “Resignation Effective Time”). Ms. Sulzberger’s resignation is a result of her desire to focus on her other personal and professional commitments and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On October 4, 2024, the Board approved a decrease in the size of the Board from ten (10) directors to nine (9) directors in accordance with the Company’s Amended and Restated Bylaws and Restated Certificate of Incorporation, effective upon the Resignation Effective Time. On the same date, in order to achieve an equal balance of membership among the Board’s three classes of directors, the Board determined that Teresa Briggs should be reclassified from Class I, with a term expiring at the Company’s 2025 Annual Meeting of Stockholders, to Class III, with a term expiring at the Company’s 2027 Annual Meeting of Stockholders. Accordingly, and solely to effect such change, effective upon the Resignation Effective Time, Ms. Briggs resigned as a Class I director and was immediately elected by the Board as a Class III director, effective as of the Resignation Effective Time. The resignation and re-election of Ms. Briggs was effected solely to rebalance the Board’s classes, and for all other purposes, including committee service and compensation, Ms. Briggs’s service on the Board is deemed to have continued uninterrupted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARBY PARKER INC.

Dated: October 4, 2024	By:	/s/ Chris Utecht
Chris Utecht
SVP, General Counsel & Secretary